               NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                         CUSIP NO. 483348 10 8

         NUMBER                                                   SHARES

                                 KALEIDOSCOPE
                               MEDIA GROUP, INC.

                 AUTHORIZED COMMON STOCK: 100,000,000 SHARES
                               PAR VALUE: $.001

THIS CERTIFIES THAT





IS THE RECORD HOLDER OF


          --SHARES OF KALEIDOSCOPE MEDIA GROUP, INC. COMMON STOCK--


transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and Registerd by the Registrar.

         Witness the facsimile seal of the Corporation and the fascimile signatures of its duly authorized officers.

Dated:

                         KALEIDOSCOPE MEDIA GROUP, INC.

                                   CORPORATE

                                     SEAL

                                   DELAWARE

                                    ******

               SECRETARY                                    PRESIDENT


                COUNTERSIGNED REGISTERED:
                HOLLADAY STOCK TRANSFER, INC.
             4350 E. CAMELBACK ROAD, SUITE 100F
                      PHOENIX, AR 85018


                                                     BY:________________________
                                                          AUTHORIZED SIGNATURE

               NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common           UNIF GIFT MIN ACT- _____Custodian______
TEN ENT - as tenants by the entireties                      (Cust)       (Minor)
JT TEN  - as joint tenants
          with right of survivorship              under Uniform Gifts to Minors
          and not as tenants in common            Act__________________________
                                                            (State)

    Additional abbreviations may also be used though not in the above list.


For Value Received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
 _______________________________________
|                                       |
|                                       |
|_______________________________________|



_______________________________________________________________________________
                 (PLEASE PRINT OF TYPEWRITE NAME AND ADDRESS,
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint____________________________________________
___________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.



Dated ________________________________




                                        ________________________________________
                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.